                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:         811-8246

Exact name of registrant as specified
 in charter:                                Delaware Investments Global Dividend
                                            and Income Fund, Inc.

Address of principal executive offices:     2005 Market Street
                                            Philadelphia, PA 19103

Name and address of agent for service:      David F. Connor, Esq.
                                            2005 Market Street
                                            Philadelphia, PA 19103

Registrant's telephone number, including
 area code:                                 (800) 523-1918

Date of fiscal year end:                    November 30

Date of reporting period:                   November 30, 2005

Item 1.  Reports to Stockholders



                                         Delaware
                                         Investments(R)
                                         ------------------------------------
                                         A member of Lincoln Financial Group


CLOSED-END






ANNUAL REPORT   NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                DELAWARE INVESTMENTS
                GLOBAL DIVIDEND AND INCOME FUND, INC.
















[GRAPHIC OMITTED]  POWERED BY RESEARCH(R)

TABLE
      OF CONTENTS
------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
------------------------------------------------------------------
PERFORMANCE SUMMARY                                             4
------------------------------------------------------------------
SECTOR/COUNTRY ALLOCATION                                       6
------------------------------------------------------------------

FINANCIAL STATEMENTS:

   Statement of Net Assets                                      8

   Statement of Operations                                     15

   Statements of Changes in Net Assets                         16

   Statement of Cash Flows                                     17

   Financial Highlights                                        18

   Notes to Financial Statements                               19

------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      23
------------------------------------------------------------------
OTHER FUND INFORMATION                                         24
------------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       27
------------------------------------------------------------------
ABOUT THE ORGANIZATION                                         29
------------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Investment advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

PORTFOLIO             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
  MANAGEMENT REVIEW   December 13, 2005

FUND MANAGERS

Zoe Neale                  Timothy L. Rabe
Co-Manager                 Co-Manger

D. Tysen Nutt, Jr.         Damon J. Andres
Co-Manager                 Co-Manager

Anthony A. Lombardi        Philip R. Perkins
Co-Manager                 Co-Manager

Jordan L. Irving           Edward Gray
Co-Manager                 Co-Manager

Robert A. Vogel, Jr.
Co-Manager

During the fiscal year ended November 30, 2005, D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi, and Robert A. Vogel, Jr. (the "New Equity Team") were appointed co-portfolio managers of the Fund. The New Equity Team replaced Nancy M. Crouse, and will work with Damon J. Andres with respect to managing the U.S. equity portion of the Fund. In addition, on June 21, 2005, Zoe Neale and Edward A. Gray (the "New International Team") were appointed as co-portfolio managers of the Fund. The New International Team replaced Mr. Andres in managing the international equity portion of the Fund. The New International Team and the New Equity Team will work with Mr. Andres and Mr. Rabe in making day-to-day decisions for the Fund.

PLEASE DISCUSS THE INVESTMENT ENVIRONMENT DURING THE YEAR.
The global economy was generally strong during the year ended November 30, 2005. We believe increased demand for energy and other commodities, rising interest rates, and election surprises often drove the direction of many international equity markets. The continued robust growth of the Chinese economy was an important factor in evaluating global economic conditions.

In the U.S., the Federal Reserve steadily increased short term interest rates in the form of the fed funds rate--a factor which has had a significant impact on equity and fixed income markets.


Q: HOW DID THE FUND PERFORM VERSUS ITS BENCHMARK INDEX
AND FUND PEER GROUP FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 2005?
A: Delaware Investments Global Dividend and Income Fund, Inc., a diversified closed-end fund, returned +4.43% at net asset value and +17.22% at market price (both figures reflect all distributions reinvested) for the fiscal year ended November 30, 2005. For complete, annualized performance, please see the table on page 4. During the same 12-month period, the Fund's equity benchmark, the S&P 500 Index, returned 8.44%. Funds in the Lipper Closed-End Income and Preferred Stock Funds category averaged gains of 5.92% at net asset value (source: Lipper, Inc.).

PLEASE DISCUSS THE FUND'S PERFORMANCE WITH REGARD TO U.S. EQUITY INVESTMENTS. In March 2005, the Delaware Investments(R) Large-Cap Value Equity Team of Ty Nutt, Jordan Irving, Anthony Lombardi, and Robert Vogel took over day-to-day operations of the U.S.-based equity investments within Delaware Investments Global Dividend and Income Fund, Inc. In July 2005, Zoe Neale and Edward Gray were added to the Fund as co-managers of non-U.S. equities.

As stock investors, both teams consider themselves long-term, buy-and-hold investors. However, these transitions resulted in a higher-than-average annual turnover rate for the Fund for its fiscal year, as the equity allocations were adjusted shortly after the management change. We do expect the Fund's turnover level to be much lower going forward.

During the 12-month period, the Fund's common stocks trailed its collective equity benchmark, the S&P 500 Index. We attribute performance to individual security selection and sector allocations. The strongest returns came from the industrial sector. We also benefited from our positioning in the information technology sector. Hewlett-Packard, one of our strongest holdings in this group, was the beneficiary of a successful corporate restructuring that included management changes. The company benefited in particular from its imaging business. Overall, we remain confident about Hewlett-Packard's long-term prospects. The company offers investors a fairly diversified line of businesses, and we believe that its improved efficiency and earnings were reflected in attractive valuations at the close of the period.

Another positive contributor to performance was Boeing, which has undergone a series of restructuring steps and installed a new management team to improve efficiency and productivity. The strong performance in Boeing's commercial aircraft division was boosted by orders for its new 787 Dreamliner and increased travel in Asia.

Our holdings in the consumer staples and healthcare sectors hurt performance. The stock performance of both Pfizer and Merck, in particular, proved disappointing during the fiscal year. Growing concern about the number of drugs coming off patent and the impact of generic competition was compounded by an unfavorable outlook for new product development. In addition, potential legal liabilities related to the withdrawal of Merck's Vioxx in 2004 and Pfizer's Bextra in April 2005 had a significant impact on valuations. We believe that these companies have suffered unfairly, and remain optimistic that they will benefit from strong franchises, healthy balance sheets, improving cash flow, and attractive dividend generation over the next three to five years.

Results for the Fund internationally were, in our opinion, generally mixed. Other positive performers held included Mitsubishi Tokyo Financial, Australian mining company Rio Tinto, and Mexico's Cemex. Conversely, Metro was among the Fund's international holdings that detracted from performance.

Q: HOW DID THE FUND'S REIT INVESTMENTS PERFORM?
A: The Fund's REIT investments contributed positively to overall performance as this asset class turned in another strong year. During the period, we had exposure to mortgage REITs, which underperformed due to concerns about consumer credit and the housing market. Our investment strategy is focused on identifying high-quality securities with attractive dividend yields, while avoiding rich valuations and stressed balance sheets.

PLEASE DISCUSS SOME REITS OR REIT SECTORS THAT PERFORMED WELL AND SOME
THAT DID NOT.
The Fund benefited from Simon Property Group, a regional mall company with strong internal growth that during the year acquired Chelsea Property Group, the world's largest owner and operator of outlet centers. This acquisition represents an attractive complement to Simon's overall business strategy and development line.

The portfolio's position in Great Wolf Resorts, an entertainment resort company in the consumer discretionary sector, generated disappointing performance. We were adversely impacted by a variety of factors, including earnings misrepresentation and poor corporate management. As investors, we believe a buyout may be imminent for the company, which could lead to brighter long-term prospects. A light weighting in the multifamily housing sector, which performed well, also served as a drag on the performance of our REIT allocation compared to the NAREIT Equity REIT Index. We maintained lesser exposure than the NAREIT Equity REIT Index in this sector due to our concerns about the long-term prospects for new home and condominium construction.

Q: HOW DID THE PORTFOLIO'S FIXED INCOME INVESTMENTS FARE DURING THE YEAR?
A: Overall, the Fund's investments in high yield corporate bonds performed positively on an absolute basis, despite a difficult environment for the sector. Credit ratings downgrades to General Motors and Ford Motor Company were a big story and had a negative impact on the market for non-investment grade bonds in general. That sector was further penalized by several high profile corporate bankruptcy filings by Northwest, Delta, and Delphi, which occurred prior to sweeping bankruptcy reform. Though defaults among issuers in the sector remained low, the negative effect of the Treasury market and tightening spreads created a drag on performance.

Within these markets, we continued to thoroughly research new offerings - and especially first-time issuers - before investing. We have been especially cautious about deals that may be used solely for a dividend.

During the fiscal year, high yield bonds, as measured by the Bear Stearns High Yield Index, gained 6.52%, a return that trailed the S&P 500 Index. Overall performance in the Fund benefited when issuers of certain securities we held were acquired during the period.

Conversely, we experienced disappointing performance from embattled power producer Calpine, which teetered on the verge of bankruptcy. Our position in Charter Communications, a highly leveraged broadband communications company, also suffered from weakening valuations.

PERFORMANCE SUMMARY
                      DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Instances of high double-digit returns are highly unusual and cannot be sustained, and were achieved primarily during favorable market conditions.


FUND PERFORMANCE
Average Annual Total Returns

Through November 30, 2005                                    Lifetime   Ten Years    Five Years    One Year
-------------------------------------------------------------------------------------------------------------
At Market Value                                                +9.51%     +10.47%      +16.01%     +17.22%
At Net Asset Value                                            +10.01%     +10.05%      +12.79%      +4.43%
-------------------------------------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deductions of taxes the shareholder would pay on Fund distributions or sale of Fund shares.

FUND BASICS
As of November 30, 2005

------------------------------------------------------------
FUND OBJECTIVES:
The Fund seeks to achieve high current income and, secondarily, capital appreciation. total fund

------------------------------------------------------------
NET ASSETS:
$72 million

------------------------------------------------------------
NUMBER OF HOLDINGS:
343
------------------------------------------------------------
FUND START DATE:
March 4, 1994

YOUR FUND MANAGERS:
Zoe Neale joined Delaware Investments in June 2005 to develop Delaware Investments' new International Value Equity team. She came from Arborway Capital, which she founded in January 2005. Ms. Neale co-manages the international equity portion of the Fund. Previously, she led the International Value Strategies business at Thomas Weisel Asset Management (TWAM), joining TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale spent six years at ValueQuest as a senior investment professional with portfolio management and global research responsibilities for several sectors. She was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale received her bachelor's degree in economics at the University of Texas, Austin, and an MBA from Northeastern University (Mass.).

D. Tysen Nutt joined Delaware Investments in 2004. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to vice president, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a senior vice president at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the CFA Institute. Mr. Nutt graduated from Dartmouth College with a BA.

Anthony A. Lombardi joined Delaware Investments in 2004. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a research assistant in 1990 and rose to the position of vice president, research analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a portfolio manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a director. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute. Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance.

Robert A. Vogel, Jr. joined Delaware Investments in 2004. Prior to that, Mr. Vogel started his financial services career as a financial consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a portfolio manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as vice president, senior portfolio manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute. Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania.

Timothy L. Rabe joined Delaware Investments in 2000. Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. He is a CFA charterholder.

Damon J. Andres joined Delaware Investments in 1994. Previously, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. He is also co-manager of Delaware REIT Fund.

Philip R. Perkins joined Delaware Investments from Deutsche Bank A.G., where he served as a managing director in Global Markets. He was COO for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading.

Prior to that, Mr. Perkins was chief executive officer of Dinner Key Advisors Inc., a registered broker-dealer founded to trade derivative mortgage backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Mr. Perkins holds a B.A. from the University of Notre Dame.

Edward A. Gray, CFA, joined Delaware Investments in June 2005 as co-portfolio manager on the International Value Equity team. An 18-year industry veteran, he co-founded Arborway Capital with Ms. Neale and co-manages the international equity portion of the closed-end Delaware Investments Global Dividend and Income Fund, Inc. Mr. Gray was also the co-portfolio manager for International Equity at TWAM and ValueQuest/TA. He also served as a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor's degree from Reed College, Portland, and his MALD (master's of arts in Law and Diplomacy) from Tufts University's Fletcher School of Law and Diplomacy.

Jordan L. Irving joined Delaware Investments in 2004. He joined Merrill Lynch Investment Managers (MLIM) as a portfolio manager in 1998. In 2004, Mr. Irving joined Delaware Investments as vice president, senior portfolio manager. Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year.

------------------------------------------------------------
NYSE SYMBOL:

DGF
------------------------------------------------------------

MARKET PRICE VS. NET ASSET VALUE
November 30, 2004 through November 30, 2005



                         Delaware Dividend &                  Delaware Dividend &
                   Income Fund, Inc.- Market Price           Income Fund, Inc.- NAV
------------------------------------------------------------------------------------
 11/30/2004                   $11.76                                  $12.97
 12/31/2004                   $12.13                                  $13.38
  1/31/2005                   $12.31                                  $12.95
  2/28/2005                   $12.17                                  $13.19
  3/31/2005                   $11.43                                  $12.81
  4/30/2005                   $11.57                                  $12.60
  5/31/2005                   $11.99                                  $12.72
  6/30/2005                   $12.51                                  $13.04
  7/31/2005                   $12.73                                  $13.52
  8/31/2005                   $12.86                                  $13.12
  9/30/2005                   $12.34                                  $12.98
 10/31/2005                   $12.25                                  $12.41
 11/30/2005                   $12.55                                  $12.65

Past performance is not a guarantee of future results.

PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1995 through November 30, 2005

                                                                                           Lipper Closed-
                                                    Delaware         Lipper Closed-             End
                             Delaware              Investments            End               Income and
                            Investments          Global Dividend      Income and            Preferred
                          Global Dividend        and Income Fund,     Preferred            Stock Funds
                          and Income Fund,       Inc. @ Market       Stock Funds         Average @ Market
                            Inc. @ NAV               Price           Average @ NAV           Price
------------------------------------------------------------------------------------------------------------
 11/30/95                     10,000                10,000               10,000               10,000
 11/30/96                     12,410                12,742               11,273               11,494
 11/30/97                     14,635                15,160               13,202               13,336
 11/30/98                     14,956                15,471               14,320               14,737
 11/30/99                     14,870                12,841               13,591               12,548
 11/30/00                     14,270                12,878               14,636               13,815
 11/30/01                     15,256                17,324               15,746               17,386
 11/30/02                     15,298                16,373               14,743               16,657
 11/30/03                     20,290                20,617               18,271               20,816
 11/30/04                     24,941                23,093               20,611               22,655
 11/30/05                     26,046                27,069               21,831               22,840

Chart assumes $10,000 invested in the Fund on November 30, 1995 and reflects the reinvestment of all distributions at market value. The chart also assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at Market Price and at Net Asset Value. Performance of the Fund and the Lipper peer group at market value is based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value is based on the fluctuations in net asset value during the period. Returns plotted were as of the last day of each month shown. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper Inc. (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

SECTOR/COUNTRY ALLOCATION                                As of November 30, 2005
                      DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.



Sector designations may be different than the sector designations presented in other Fund materials.

                                                            PERCENTAGE
SECTOR/COUNTRY                                            OF NET ASSETS
-------------------------------------------------------------------------
COMMON STOCK                                                   71.94%
-------------------------------------------------------------------------
Consumer Discretionary                                          7.28%

Consumer Staples                                                4.62%

Energy                                                          3.99%

Financials                                                     15.35%

Health Care                                                     8.76%

Health Care REITs                                               0.12%

Industrial REITs                                                1.02%

Industrials                                                     5.24%

Information Technology                                          6.20%

Lodging/Resort REITs                                            1.62%

Mall REITs                                                      0.43%

Materials                                                       3.51%

Mortgage REITs                                                  4.80%

Multifamily REITs                                               0.21%

Office/Industrial REITs                                         1.05%

Office REITs                                                    2.13%

Shopping Center REITs                                           0.19%

Telecommunications                                              4.43%

Utilities                                                       0.99%
-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                                     1.98%
-------------------------------------------------------------------------
Banking, Finance & Insurance                                    0.98%

Basic Industries                                                0.28%

Energy                                                          0.27%

Environmental Services                                          0.27%

Media                                                           0.18%
-------------------------------------------------------------------------
PREFERRED STOCK                                                 2.99%
-------------------------------------------------------------------------
Leisure, Lodging & Entertainment                                0.57%

Real Estate                                                     2.42%
-------------------------------------------------------------------------
WARRANT                                                         0.00%
-------------------------------------------------------------------------
AGENCY OBLIGATIONS                                              0.48%
-------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.12%
-------------------------------------------------------------------------

                                                            PERCENTAGE
SECTOR/COUNTRY                                            OF NET ASSETS
-------------------------------------------------------------------------
CONVERTIBLE BONDS                                               3.83%
-------------------------------------------------------------------------
Capital Goods - Manufacturing                                   0.45%

Consumer Cyclical                                               1.29%

Consumer Non-Cyclical                                           0.65%

Energy                                                          0.27%

Technology                                                      0.55%

Telecommunications                                              0.15%

Transportation                                                  0.06%

Utilities                                                       0.41%

-------------------------------------------------------------------------
CORPORATE BONDS                                                20.32%
-------------------------------------------------------------------------

Banking                                                         0.13%

Basic Industries                                                2.86%

Brokerage                                                       0.50%

Capital Goods                                                   1.10%

Consumer Cyclical                                               1.15%

Consumer Non-Cyclical                                           1.79%

Energy                                                          1.17%

Finance & Investments                                           0.58%

Media                                                           2.46%

Real Estate                                                     0.42%

Services Cyclical                                               2.67%

Services Non-cyclical                                           1.43%

Technology & Electronics                                        0.42%

Telecommunications                                              2.36%

Utilities                                                       1.28%

-------------------------------------------------------------------------
FOREIGN AGENCIES                                                2.97%
-------------------------------------------------------------------------

Austria                                                         1.19%

Canada                                                          0.50%

Germany                                                         0.52%

United States                                                   0.76%
-------------------------------------------------------------------------
FOREIGN MUNICIPAL BONDS                                         0.15%
-------------------------------------------------------------------------
REGIONAL AGENCY                                                 0.56%
-------------------------------------------------------------------------
REGIONAL AUTHORITY                                              2.73%
-------------------------------------------------------------------------
SOVEREIGN AGENCY                                                0.18%
-------------------------------------------------------------------------

                 DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.


Sector designations may be different than sector designations presented in other Fund materials.

                                                            PERCENTAGE
SECTOR/COUNTRY                                            OF NET ASSETS
-------------------------------------------------------------------------
SOVEREIGN DEBT                                                 12.26%
-------------------------------------------------------------------------
Austria                                                         1.05%

France                                                          0.67%

Germany                                                         2.29%

Netherlands                                                     0.90%

Norway                                                          0.45%

Poland                                                          1.22%

Portugal                                                        0.40%

Spain                                                           0.66%

Sweden                                                          3.46%

United Kingdom                                                  1.16%
-------------------------------------------------------------------------
SUPRANATIONAL BANKS                                             2.36%
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                       1.03%
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           7.63%
-------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  14.84%
-------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              146.37%
-------------------------------------------------------------------------
OBLIGATIONS TO RETURN SECURITIES LENDING COLLATERAL           (14.84%)
-------------------------------------------------------------------------
BORROWING UNDER LINE OF CREDIT                                (31.91%)
-------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.38%
-------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-------------------------------------------------------------------------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
    OF NET ASSETS     November 30, 2005


                                                        Number of     Market
                                                         Shares    Value (U.S.$)
COMMON STOCK - 71.94%V
Consumer Discretionary - 7.28%
  DSG International                                        71,000    $  187,293
  Esprit Holdings                                          49,500       348,371
*+Great Wolf Resorts                                       19,000       184,680
  Honda                                                     8,500       472,830
  Kesa Electricals                                         89,300       380,612
 *Lagardere Groupe                                          6,450       455,690
  Limited Brands                                           28,900       643,025
  Mattel                                                   37,500       624,375
  Michelin                                                  7,440       404,096
  Nissan                                                   38,700       397,103
  Sony                                                      6,000       221,910
 *Volkswagen                                                7,500       392,189
  WPP Group                                                53,500       525,651
*+XM Satellite Radio Holdings Class A                         400        11,704
                                                                     ----------
                                                                      5,249,529
                                                                     ----------
Consumer Staples - 4.62%
  Archer-Daniels-Midland                                   21,000       494,970
  B&G Foods                                                 2,500        36,375
  ConAgra Foods                                            31,000       666,500
  Kao                                                      17,000       399,000
  Kimberly-Clark                                           11,000       648,780
  Metro                                                     8,440       377,680
  Safeway                                                  30,300       704,475
                                                                     ----------
                                                                      3,327,780
                                                                     ----------
Energy - 3.99%
  Chevron                                                  11,800       676,258
  ConocoPhillips                                           11,300       683,763
  Exxon Mobil                                              11,500       667,345
*+Petroleum Geo-Services ADR                                1,191        33,705
 *Total                                                     3,270       815,977
                                                                     ----------
                                                                      2,877,048
                                                                     ----------
Financials - 15.35%
  Allstate                                                 11,300       633,930
  Aon                                                      20,400       742,764
  AXA                                                      13,900       417,512
  Chubb                                                     8,000       774,721
  Citic International Financial                           695,000       261,623
  Dexia                                                    19,800       430,917
  Hartford Financial Services                               8,800       768,856
  HBOS                                                     23,800       358,214
  Huntington Bancshares                                    28,400       680,464
  ING Groep                                                17,300       558,975
  Kookmin Bank ADR                                          7,500       494,925
  Mitsubishi Tokyo Financial                                   36       452,221
  Morgan Stanley                                           13,300       745,199
  Nordea Bank AB                                           49,600       483,731
  Royal & Sun Alliance Insurance                          235,700       462,436
  Royal Bank of Scotland Group                             17,200       489,556
  Standard Chartered                                       22,000       469,805
  Wachovia                                                 13,800       736,920
  Washington Mutual                                        16,800       691,992
  Westpac Banking                                          24,800       407,596
                                                                     ----------
                                                                     11,062,357
                                                                     ----------
Health Care - 8.76%
  Abbott Laboratories                                      15,000       565,650
  Baxter International                                     18,000       700,020
  Bristol-Myers Squibb                                     27,400       591,566
  Merck                                                    23,000       676,200

                                                        Number of     Market
                                                         Shares    Value (U.S.$)
COMMON STOCK (continued)
Health Care (continued)
  Novartis                                                  8,500    $  444,344
  Novo Nordisk                                              7,900       424,317
  Pfizer                                                   26,500       561,800
  Sanofi-Aventis                                            5,800       466,541
  Shire Pharmaceuticals Group                              38,700       472,273
  Stada Arzneimittel                                       10,500       336,160
  Terumo                                                   15,600       430,972
  Wyeth                                                    15,600       648,336
                                                                     ----------
                                                                      6,318,179
                                                                     ----------
Health Care REITs - 0.12%
  Medical Properties Trust                                  9,400        85,916
                                                                     ----------
                                                                         85,916
                                                                     ----------
Industrial REITs - 1.02%
  AMB Property                                             15,700       734,132
                                                                     ----------
                                                                        734,132
                                                                     ----------
Industrials - 5.24%
  Air France - KLM                                         15,900       295,251
  Asahi Glass                                              29,000       332,224
  Boeing                                                   10,600       722,814
 +British Airways                                          78,400       422,382
  Compagnie de Saint-Gobain                                 7,440       429,153
*+Foster Wheeler                                            2,269        79,040
  Union Pacific                                             9,900       757,746
  Waste Management                                         24,700       738,777
                                                                     ----------
                                                                      3,777,387
                                                                     ----------
Information Technology - 6.20%
  Canon                                                     7,400       415,129
 +CGI Group                                                99,800       725,787
  Fujitsu                                                  67,000       488,275
  Hewlett-Packard                                          29,200       866,364
  International Business Machines                           8,400       746,760
  Nokia Oyj                                                27,800       473,916
 +Xerox                                                    52,900       751,180
                                                                     ----------
                                                                      4,467,411
                                                                     ----------
Lodging/Resort REITs - 1.62%
*+Jameson Inns                                            400,000       836,000
 *Strategic Hotel Capital                                  18,100       334,307
                                                                     ----------
                                                                      1,170,307
                                                                     ----------
Mall REITs - 0.43%
  Simon Property Group                                      4,000       309,240
                                                                     ----------
                                                                        309,240
                                                                     ----------
Materials - 3.51%
  Alcan Aluminium                                          11,900       456,691
  Cemex                                                    83,000       466,861
  duPont (E.I.) deNemours                                  17,700       756,676
  Lafarge SA                                                4,860       415,392
  Rio Tinto                                                10,700       433,211
                                                                     ----------
                                                                      2,528,831
                                                                     ----------
Mortgage REITs - 4.80%
 *American Home Mortgage Investment                        24,000       712,560
 *Friedman Billings Ramsey Group Class A                   22,240       236,634
  JER Investors Trust                                      28,500       458,850
  KKR Financial                                             1,500        35,625
 sKKR Financial                                            24,600       584,250
 *MortgageIT Holdings                                      52,100       688,762
 sPeoples Choice                                           47,300       354,750

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   OF NET ASSETS (CONTINUED)

                                                        Number of     Market
                                                         Shares    Value (U.S.$)
COMMON STOCK (continued)
Mortgage REITs (continued)
 *Saxon Capital                                            32,400    $  388,800
                                                                     ----------
                                                                      3,460,231
                                                                     ----------
Multifamily REITs - 0.21%
  Equity Lifestyle Properties                               3,200       148,352
                                                                     ----------
                                                                        148,352
                                                                     ----------
Office/Industrial REITs - 1.05%
 *Duke Realty                                              22,300       758,200
                                                                     ----------
                                                                        758,200
                                                                     ----------
Office REITs - 2.13%
  Prentiss Properties Trust                                18,208       746,528
 *Reckson Associates Realty                                21,400       786,022
                                                                     ----------
                                                                      1,532,550
                                                                     ----------
Shopping Center REITs - 0.19%
 *Ramco-Gershenson Properties                               5,000       137,150
                                                                     ----------
                                                                        137,150
                                                                     ----------
Telecommunications - 4.43%
  AT&T                                                     28,700       714,917
  Deutsche Telekom                                         19,800       328,885
 *Telefonos de Mexico ADR                                  20,800       466,544
  Telus                                                    13,900       532,254
  Verizon Communications                                   22,200       709,956
  Vodafone Group                                          203,990       439,857
                                                                     ----------
                                                                      3,192,413
                                                                     ----------
Utilities - 0.99%
  Progress Energy                                          16,000       716,480
                                                                     ----------
                                                                        716,480
                                                                     ----------
TOTAL COMMON STOCK (cost $46,844,983)                                51,853,493
                                                                     ----------
CONVERTIBLE PREFERRED STOCK - 1.98%v
Banking, Finance & Insurance - 0.98%
 *Chubb 7.00%, exercise price $71.40,
   expiration date 8/16/06                                  4,000       139,320
 oCitigroup Funding 5.21%, exercise price
   $29.50, expiration date 9/27/08                          7,000       232,736
  E TRADE Financial 6.125%, exercise price
   $21.82, expiration date 11/18/08                         3,500        93,555
 *Lehman Brothers Holdings 6.25%, exercise
  price $54.24, expiration date 10/15/07                    9,250       242,813
                                                                     ----------
                                                                        708,424
                                                                     ----------
Basic Industry - 0.28%
 *Huntsman 5.00%, exercise price
   $28.29, expiration date 2/16/08                          4,600       198,950
                                                                     ----------
                                                                        198,950
                                                                     ----------
Energy - 0.27%
 *Chesapeake 4.50%, exercise price
   $44.17, expiration date 12/31/49                         2,200       197,450
                                                                     ----------
                                                                        197,450
                                                                     ----------
Environmental Services - 0.27%
 *Allied Waste Industries 6.25%, exercise
   price $10.13, expiration date 4/1/06                     4,000       192,080
                                                                     ----------
                                                                        192,080
                                                                     ----------

                                                        Number of     Market
                                                         Shares    Value (U.S.$)
CONVERTIBLE PREFERRED STOCK (continued)
Media - 0.18%
*#Interpublic Group 144A 5.25%, exercise
   price $13.66, expiration date 12/31/49                     140    $  128,205
                                                                     ----------
                                                                        128,205
                                                                     ----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (cost $1,411,997)                                                   1,425,109
                                                                     ----------
PREFERRED STOCK - 2.99%v
Leisure, Lodging & Entertainment - 0.57%
  Red Lion Hotels 9.50%                                    15,700       413,303
                                                                     ----------
                                                                        413,303
                                                                     ----------
Real Estate - 2.42%
  Equity Inns Series B 8.75%                               10,000       262,000
  LaSalle Hotel Properties 10.25%                          23,500       615,699
  Ramco-Gershenson Properties 9.50%                        11,500       307,108
  SL Green Realty 7.625%                                   22,000       556,875
                                                                     ----------
                                                                      1,741,682
                                                                     ----------
TOTAL PREFERRED STOCK (cost $2,067,500)                               2,154,985
                                                                     ----------
WARRANT - 0.00%
+#Solutia 144A, exercise price $7.59,
   expiration date 7/15/09                                    130             0
                                                                     ----------
TOTAL WARRANT (cost $11,059)                                                  0
                                                                     ----------


                                                          Principal
                                                        Amount(degree)
AGENCY OBLIGATIONS - 0.48%v
  Fannie Mae 6.375% 8/15/07                        AUD    468,000       349,390
                                                                     ----------
TOTAL AGENCY OBLIGATIONS (cost $357,678)                                349,390
                                                                     ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.12%v
 #First Union National Bank Commercial
  Mortgage Series 2001-C2 L 144A
   6.46% 1/12/43                                   USD     85,000        84,364
                                                                     ----------
TOTAL COMMERCIAL MORTGAGE-BACKED
  SECURITIES (cost $86,272)                                              84,364
                                                                     ----------
CONVERTIBLE BONDS - 3.83%v
Capital Goods - Manufacturing - 0.45%
  EDO 4.00% 11/15/25, exercise price
   $34.19, expiration date 11/15/25                        90,000        91,013
 #L-3 Communications 144A
   3.00% 8/1/35, exercise price
   $102.31, expiration date 8/1/35                        110,000       107,525
 #Tyco International Group 144A
   2.75% 1/15/18, exercise price
   $22.78, expiration date 1/15/18                        100,000       125,625
                                                                     ----------
                                                                        324,163
                                                                     ----------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)


                                                       Principal       Market
                                                    Amount(degree) Value (U.S.$)

CONVERTIBLE BONDS (continued)
Consumer Cyclical - 1.29%
 @DICK'S Sporting Goods 1.606% 2/18/24,
    exercise price $58.13,
    expiration date 2/18/24                      USD      140,000    $  100,625
  MeriStar Hospitality 9.50% 4/1/10,
    exercise price $10.18,
    expiration date 4/1/10                                300,000       366,374
 #Playboy Enterprises 144A
    3.00% 3/15/25, exercise price
    $17.02, expiration date 3/15/25                       160,000       163,800
 #Regal Entertainment Group 144A
    3.75% 5/15/08, exercise price
    $15.30, expiration date 5/15/08                       130,000       173,713
 #Saks 144A 2.00% 3/15/24, exercise
    price $18.69, expiration date 3/15/24                 125,000       123,906
                                                                     ----------
                                                                        928,418
                                                                     ----------
Consumer Non-Cyclical - 0.65%
  Encysive Pharmaceuticals
    2.50% 3/15/12, exercise price
    $13.95, expiration date 3/15/12                       245,000       244,081
 #Nektar Therapeutics 144A
    3.25% 9/28/12, exercise price
    $21.52, expiration date 9/28/12                       225,000       228,375
                                                                     ----------
                                                                        472,456
                                                                     ----------
Energy - 0.27%
  Pride International 3.25% 5/1/33, exercise
    price $25.70, expiration date 5/1/33                  150,000       194,438
                                                                     ----------
                                                                        194,438
                                                                     ----------
Technology - 0.55%
 #Mercury Interactive 144A 4.75% 7/1/07,
    exercise price $111.25,
    expiration date 7/1/07                                275,000       264,344
 #Sybase 144A 1.75% 2/22/25, exercise
    price $25.22, expiration date 2/22/25                 125,000       130,469
                                                                     ----------
                                                                        394,813
                                                                     ----------
Telecommunications - 0.15%
 #Charter Communications 144A
    5.875% 11/16/09, exercise price
    $2.42, expiration date 11/16/09                        40,000        29,750
  Qwest Communications International
    3.50% 11/15/25, exercise price $5.90,
    expiration date 11/15/25                               70,000        76,650
                                                                     ----------
                                                                        106,400
                                                                     ----------
Transportation - 0.06%
 #ExpressJet Holdings 144A 4.25% 8/1/23,
    exercise price $18.20,
    expiration date 8/1/23                                 50,000        42,250
                                                                     ----------
                                                                         42,250
                                                                     ----------
Utilities - 0.41%
 #CenterPoint Energy 144A
    3.75% 5/15/23, exercise price $11.58,
    expiration price 5/15/23                              200,000       241,500
++Mirant Americas 2.50% 6/15/21, exercise
    price $67.95, expiration date 6/15/21                  50,000        52,750
                                                                     ----------
                                                                        294,250
                                                                     ----------
TOTAL CONVERTIBLE BONDS (cost $2,585,370)                             2,757,188
                                                                     ----------

                                                       Principal       Market
                                                    Amount(degree) Value (U.S.$)
CORPORATE BONDS - 20.32%v

Banking - 0.13%
  Western Financial Bank
    9.625% 5/15/12                                USD      85,000    $   95,838
                                                                     ----------
                                                                         95,838
                                                                     ----------
Basic Industries - 2.86%
  Abitibi-Consolidated 6.95% 4/1/08                        30,000        30,450
  AK Steel
    7.75% 6/15/12                                          30,000        27,225
   *7.875% 2/15/09                                         55,000        52,800
  BCP Caylux 9.625% 6/15/14                                 1,000         1,114
  Bowater 9.50% 10/15/12                                  150,000       155,249
  Donohue Forest Products
    7.625% 5/15/07                                         65,000        67,113
  Fort James 7.75% 11/15/23                               195,000       245,699
  Georgia-Pacific
   *8.875% 5/15/31                                         45,000        45,225
    9.50% 12/1/11                                          50,000        53,563
  Gold Kist 10.25% 3/15/14                                 60,000        68,100
 *Huntsman International 10.125% 7/1/09                    25,000        25,875
*#Huntsman International 144A
    7.375% 1/1/15                                          85,000        82,556
  Lyondell Chemical 10.50% 6/1/13                          10,000        11,413
*#Nell AF Sarl 144A 8.375% 8/15/15                         75,000        73,875
 *Newpage 10.00% 5/1/12                                    75,000        74,250
  Norske Skog 8.625% 6/15/11                              175,000       171,937
 #Novelis 144A 7.50% 2/15/15                               30,000        28,200
 #Port Townsend Paper 144A
    12.00% 4/15/11                                        100,000        68,000
  Potlatch 13.00% 12/1/09                                  95,000       114,018
 *Rhodia
    8.875% 6/1/11                                         105,000       107,100
    10.25% 6/1/10                                          25,000        27,563
  Smurfit Capital Funding 7.50% 11/20/25                  150,000       132,000
++Solutia 6.72% 10/15/37                                  155,000       111,600
  Stone Container 9.75% 2/1/11                            115,000       117,013
  Tembec Industries 8.625% 6/30/09                        170,000       113,050
  Witco 6.875% 2/1/26                                      60,000        56,700
                                                                     ----------
                                                                      2,061,688
                                                                     ----------
Brokerage - 0.50%
 E Trade Financial 8.00% 6/15/11                          145,000       148,987
#E Trade Financial 144A 8.00% 6/15/11                      15,000        15,413
 LaBranche & Co.
  9.50% 5/15/09                                            90,000        94,950
  11.00% 5/15/12                                           90,000        99,675
                                                                     ----------
                                                                        359,025
                                                                     ----------
Capital Goods - 1.10%
++Anchor Glass 11.00% 2/15/13                              50,000        36,500
 *Armor Holdings 8.25% 8/15/13                            125,000       135,625
 *Graham Packaging 9.875% 10/15/14                        110,000       106,975
  Interface 10.375% 2/1/10                                100,000       108,000
  Interline Brands 11.50% 5/15/11                         120,000       133,800
  Intertape Polymer 8.50% 8/1/14                          115,000       108,168
 @Mueller Holdings 14.75% 4/15/14                          60,000        45,450
*#Panolam Industrial 144A 10.75% 10/1/13                   45,000        43,425
 *Trimas 9.875% 6/15/12                                    95,000        78,375
                                                                     ----------
                                                                        796,318
                                                                     ----------
Consumer Cyclical - 1.15%
   Accuride 8.50% 2/1/15                                   80,000        78,800
=++Avado Brands 9.75% 6/1/06                               45,000         4,275

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)

                                                       Principal       Market
                                                    Amount(degree) Value (U.S.$)

CORPORATE BONDS (continued)
Consumer Cyclical (continued)
  Brickman Group 11.75% 12/15/09                   USD    125,000     $ 138,750
  General Motors Acceptance Corporation
    6.875% 9/15/11                                         35,000        31,660
   *8.00% 11/1/31                                          35,000        34,414
 *Landry's Restaurant 7.50% 12/15/14                       60,000        56,700
*#Metaldyne 144A 11.00% 11/1/13                           120,000       108,000
*#Neiman Marcus 144A 10.375% 10/15/15                      80,000        81,300
 *O'Charleys 9.00% 11/1/13                                 50,000        51,750
 #Uno Restaurant 144A 10.00% 2/15/11                       80,000        70,400
++Venture Holdings 12.00% 6/1/09                           95,000           119
  Visteon
   *7.00% 3/10/14                                          20,000        16,175
    8.25% 8/1/10                                           55,000        48,125
  Warnaco 8.875% 6/15/13                                  100,000       108,750
                                                                     ----------
                                                                        829,218
                                                                     ----------
Consumer Non-Cyclical - 1.79%
  Biovail 7.875% 4/1/10                                   140,000       145,950
 #Commonwealth Brands 144A
    9.75% 4/15/08                                          50,000        55,563
    10.625% 9/1/08                                         95,000       108,894
  Constellation Brands 8.125% 1/15/12                     165,000       172,424
  Cott Beverages 8.00% 12/15/11                           110,000       113,300
 #Doane Pet Care 144A 10.625% 11/15/15                     45,000        45,956
 #Le-Natures 144A 10.00% 6/15/13                          105,000       108,675
 *National Beef Packing 10.50% 8/1/11                     105,000       108,938
  Pilgrim's Pride 9.625% 9/15/11                           90,000        95,625
  Playtex Products 9.375% 6/1/11                          100,000       105,875
  Spectrum Brands 8.50% 10/1/13                            45,000        41,006
 #Warner Chilcott 144A 8.75% 2/1/15                       180,000       164,700
 #Williams Scotsman 144A 8.50% 10/1/15                     25,000        25,875
                                                                     ----------
                                                                      1,292,781
                                                                     ----------
Energy - 1.17%
 *Bluewater Finance 10.25% 2/15/12                         55,000        58,988
*#Compton Petroleum 144A 7.625% 12/1/13                    40,000        40,800
  El Paso Natural Gas 7.625% 8/1/10                        45,000        47,050
  El Paso Production Holding 7.75% 6/1/13                 100,000       103,000
*#Hilcorp Energy I 144A
   7.75% 11/1/15                                           30,000        30,525
   10.50% 9/1/10                                           22,000        24,475
  Inergy 6.875% 12/15/14                                   50,000        46,875
  Petroleum Geo-Services 10.00% 11/5/10                   109,981       124,691
  Schlumberger 2.125% 6/1/23                              140,000       180,424
 oSecunda International 12.15% 9/1/12                      55,000        58,025
  Tennessee Gas Pipeline 8.375% 6/15/32                    70,000        78,653
  Whiting Petroleum 7.25% 5/1/13                           50,000        50,875
                                                                     ----------
                                                                        844,381
                                                                     ----------
Finance & Investments - 0.58%
  FINOVA Group 7.50% 11/15/09                             162,450        59,294
  SLM 6.50% 6/15/10                               NZD     520,000       357,026
                                                                     ----------
                                                                        416,320
                                                                     ----------
Media - 2.46%
  JAdelphia Communications
    8.125% 7/15/06                                USD     110,000        66,000
 #CCH I 144A 11.00% 10/1/15                               209,000       180,262
  Cenveo 9.625% 3/15/12                                    65,000        70,363
  Charter Communications Holdings
   *11.125% 1/15/11                                        95,000        57,950
   @13.50% 1/15/11                                        150,000       104,250

                                                       Principal       Market
                                                    Amount(degree) Value (U.S.$)
CORPORATE BONDS (continued)
Media (continued)
*#Charter Communications Operating
    144A 8.375% 4/30/14                           USD     100,000    $  100,000
 *CSC Holdings 10.50% 5/15/16                             105,000       112,613
  Dex Media East 12.125% 11/15/12                          75,000        87,750
  Insight Midwest 10.50% 11/1/10                          205,000       216,530
 *Lodgenet Entertainment 9.50% 6/15/13                    140,000       153,299
 *Mediacom Capital 9.50% 1/15/13                          155,000       153,063
  Rogers Cablesystems 11.00% 12/1/15                       55,000        58,163
 *Sheridan Acquisition Group
    10.25% 8/15/11                                         40,000        41,800
 #Sirius Satellite 144A 9.625% 8/1/13                     115,000       112,988
 *Vertis 10.875% 6/15/09                                   50,000        48,875
  Warner Music Group 7.375% 4/15/14                       120,000       117,000
 *XM Satellite Radio 12.00% 6/15/10                        81,000        91,530
                                                                     ----------
                                                                      1,772,436
                                                                     ----------
Real Estate - 0.42%
  American Real Estate Partners
    8.125% 6/1/12                                          65,000        66,625
 #American Real Estate Partners 144A
    7.125% 2/15/13                                         30,000        29,625
  BF Saul REIT 7.50% 3/1/14                               110,000       113,025
  Tanger Properties 9.125% 2/15/08                         90,000        96,739
                                                                     ----------
                                                                        306,014
                                                                     ----------
Services Cyclical - 2.67%
  Adesa 7.625% 6/15/12                                    105,000       105,000
*#CCM Merger 144A 8.00% 8/1/13                             75,000        72,938
  Corrections Corporation of America
    7.50% 5/1/11                                          100,000       104,500
 *Foster Wheeler 10.359% 9/15/11                           19,000        21,470
 #FTI Consulting 144A 7.625% 6/15/13                       90,000        93,150
 *Gaylord Entertainment 6.75% 11/15/14                     65,000        63,050
 @H-Lines Finance Holdings 11.00% 4/1/13                   88,000        73,040
  Horizon Lines 9.00% 11/1/12                              39,000        41,291
  Kansas City Southern Railway
    9.50% 10/1/08                                         175,000       189,875
 #Knowledge Learning 144A 7.75% 2/1/15                     65,000        61,750
  Mandalay Resort Group 10.25% 8/1/07                     200,000       214,499
  OMI 7.625% 12/1/13                                      130,000       131,950
  Penn National Gaming 8.875% 3/15/10                     205,000       215,762
  Royal Caribbean Cruises 7.25% 3/15/18                    85,000        90,738
  Seabulk International 9.50% 8/15/13                      50,000        56,375
  Stena 9.625% 12/1/12                                    175,000       191,625
 @Town Sports International 11.00% 2/1/14                  65,000        43,550
  United Air Lines 7.73% 7/1/10                            24,981        24,565
  Wheeling Island Gaming
    10.125% 12/15/09                                      120,000       126,300
                                                                     ----------
                                                                      1,921,428
                                                                     ----------
Services Non-cyclical - 1.43%
  Aleris International 9.00% 11/15/14                     110,000       115,225
  Allied Waste North America 9.25% 9/1/12                 130,000       142,025
  Casella Waste Systems 9.75% 2/1/13                      150,000       159,749
  Geo Subordinate 11.00% 5/15/12                           95,000        91,913
 *Healthsouth 10.75% 10/1/08                              155,000       149,575
  NDCHealth 10.50% 12/1/12                                130,000       148,525
  US Oncology 10.75% 8/15/14                              131,000       145,738
 @Vanguard Health 11.25% 10/1/15                          110,000        79,200
                                                                     ----------
                                                                      1,031,950
                                                                     ----------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   OF NET ASSETS (CONTINUED)


                                                       Principal       Market
                                                    Amount(degree) Value (U.S.$)

CORPORATE BONDS (continued)
Technology & Electronics - 0.42%
 #Avago Technologies Finance
    144A 10.125% 12/1/13                           USD     10,000    $   10,250
*#Ikon Office Solutions 144A
    7.75% 9/15/15                                          50,000        48,000
 *Magnachip Semiconductor
    8.00% 12/15/14                                         95,000        88,350
  Sanmina-SCI 10.375% 1/15/10                              65,000        71,338
*#Sunguard Data 144A 10.25% 8/15/15                        80,000        81,200
                                                                     ----------
                                                                        299,138
                                                                     ----------
Telecommunications - 2.36%
  Alaska Communications Systems
    9.875% 8/15/11                                         75,000        81,656
  American Cellular 10.00% 8/1/11                          60,000        65,250
  American Tower 7.125% 10/15/12                           75,000        77,813
  Centennial Cellular Operating
    10.125% 6/15/13                                        65,000        72,800
  Cincinnati Bell 8.375% 1/15/14                          120,000       118,200
 @Inmarsat Finance 10.375% 11/15/12                       175,000       143,499
  iPCS 11.50% 5/1/12                                      115,000       133,113
  Iwo Escrow Company
    o7.90% 1/15/12                                         15,000        15,600
    @10.75% 1/15/15                                        15,000        10,838
  Qwest 7.875% 9/1/11                                      35,000        37,713
o#Qwest 144A 7.12% 6/15/13                                 65,000        70,363
 *Rural Cellular
    9.625% 5/15/08                                         50,000        51,063
    9.875% 2/1/10                                          75,000        78,844
o#Rural Cellular 144A 10.041% 11/1/12                      50,000        49,750
*#Telcordia Technologies 144A
    10.00% 3/15/13                                        160,000       139,999
 *Time Warner Telecommunications
    9.75% 7/15/08                                          70,000        71,663
 *Triton Communications 9.375% 2/1/11                     315,000       237,824
*oUS LEC 12.716% 10/1/09                                   45,000        48,600
  Valor Telecom 7.75% 2/15/15                              95,000        93,575
 #Wind Acquisition 144A 10.75% 12/1/15                    100,000       104,500
                                                                     ----------
                                                                      1,702,663
                                                                     ----------
Utilities - 1.28%
    Avista 9.75% 6/1/08                                   100,000       109,878
    Calpine
     *7.625% 4/15/06                                       70,000        23,800
      10.50% 5/15/06                                       55,000        18,700
  o#Calpine 144A 9.90% 7/15/07                             68,425        53,372
   #Dynegy Holdings 144A 10.125% 7/15/13                  155,000       174,374
    Elwood Energy 8.159% 7/5/26                           108,379       119,894
    Midwest Generation
      8.30% 7/2/09                                        100,000       104,000
      8.75% 5/1/34                                         90,000        99,675
    Orion Power Holdings 12.00% 5/1/10                     70,000        80,150
    PSE&G Energy Holdings 7.75% 4/16/07                    50,000        51,250
    Reliant Energy 9.50% 7/15/13                           35,000        35,875
   #Texas Genco 144A 6.875% 12/15/14                       45,000        48,375
++=#USGen New England 144A
      7.459% 1/2/15                                        50,000           360
                                                                     ----------
                                                                        919,703
                                                                     ----------
TOTAL CORPORATE BONDS (cost $14,910,293)                             14,648,901
                                                                     ----------

                                                       Principal       Market
                                                    Amount(degree) Value (U.S.$)
FOREIGN AGENCIES - 2.97%
Austria - 1.19%
  Oesterreichesche Kontrollbank
    1.80% 3/22/10                                JPY   98,000,000    $  859,671
                                                                     ----------
                                                                        859,671
                                                                     ----------
Canada - 0.50%
  Canada Housing Trust No. 1
    3.75% 3/15/10                                CAD      420,000       357,132
                                                                     ----------
                                                                        357,132
                                                                     ----------
Germany - 0.52%
  Rentenbank 1.375% 4/25/13                      JPY   44,000,000       372,678
                                                                     ----------
                                                                        372,678
                                                                     ----------
United States - 0.76%
  KFW International Finance
    1.75% 3/23/10                                JPY   63,000,000       551,307
                                                                     ----------
                                                                        551,307
                                                                     ----------
TOTAL FOREIGN AGENCIES (cost $2,286,210)                              2,140,788
                                                                     ----------
FOREIGN MUNICIPAL BONDS - 0.15%
Canada - 0.15%
  Vancouver City 3.85% 10/6/12                   CAD      130,000       109,336
                                                                     ----------
TOTAL FOREIGN MUNICIPAL BONDS
  (cost $110,996)                                                       109,336
                                                                     ----------
REGIONAL AGENCY - 0.56%
Australia - 0.56%
  Queensland Treasury
    6.00% 8/14/13                                AUD      230,000       175,176
    6.00% 10/14/15                               AUD      300,000       229,631
                                                                     ----------
TOTAL REGIONAL AGENCY (cost $416,118)                                   404,807
                                                                     ----------
REGIONAL AUTHORITY - 2.73%
Canada - 2.73%
  Ontario Province
    1.875% 1/25/10                               JPY   97,000,000       852,871
    4.50% 3/8/15                                 CAD      398,000       347,542
    5.00% 3/8/14                                 CAD       77,000        69,753
  Quebec Province
    5.00% 12/1/15                                CAD      582,000       521,497
    6.75% 11/9/15                                NZD      250,000       174,194
                                                                     ----------
TOTAL REGIONAL AUTHORITY
  (cost $2,021,582)                                                   1,965,857
                                                                     ----------
SOVEREIGN AGENCY - 0.18%
Japan - 0.18%
  Development Bank of Japan
    1.70% 9/20/22                                JPY   16,000,000       131,900
                                                                     ----------
TOTAL SOVEREIGN AGENCY (cost $136,037)                                  131,900
                                                                     ----------
SOVEREIGN DEBT - 12.26%
Austria - 1.05%
  Republic of Austria
    5.25% 1/4/11                                 EUR      237,000       307,274
    9.00% 9/15/06                                ISK   28,500,000       452,734
                                                                     ----------
                                                                        760,008
                                                                     ----------

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)



                                                       Principal       Market
                                                    Amount(degree) Value (U.S.$)

SOVEREIGN DEBT (continued)
France - 0.67%
  France Government 3.50% 4/25/15                EUR      405,000    $  479,701
                                                                     ----------
                                                                        479,701
                                                                     ----------
Germany - 2.29%
  Deutschland Republic
    4.50% 1/4/13                                 EUR      440,000       558,531
    4.75% 7/4/08                                 EUR      536,000       661,553
    6.25% 1/4/24                                 EUR      276,000       433,658
                                                                     ----------
                                                                      1,653,742
                                                                     ----------
Netherlands - 0.90%
  Netherlands Government
    5.75% 2/15/07                                EUR      530,000       647,364
                                                                     ----------
                                                                        647,364
                                                                     ----------
Norway - 0.45%
  Kingdom of Norway
    5.00% 5/15/15                                NOK    2,000,000       322,283
                                                                     ----------
                                                                        322,283
                                                                     ----------
Poland - 1.22%
  Poland Government
   ^4.292% 4/12/07                               PLZ      626,000       177,139
    5.75% 9/23/22                                PLZ      556,000       173,685
    6.00% 5/24/09                                PLZ    1,132,000       350,242
    6.25% 10/24/15                               PLZ      553,000       178,582
                                                                     ----------
                                                                        879,648
                                                                     ----------
Portugal - 0.40%
  Portugal Government 3.20% 4/15/11              EUR      245,000       288,970
                                                                     ----------
                                                                        288,970
                                                                     ----------
Spain - 0.66%
  Spain Government 5.50% 7/30/17                 EUR      338,000       472,198
                                                                     ----------
                                                                        472,198
                                                                     ----------
Sweden - 3.46%
  Sweden Government
    4.00% 12/1/09                                SEK    5,365,000       690,619
    5.00% 12/1/20                                SEK    6,170,000       899,915
    8.00% 8/15/07                                SEK    6,700,000       905,630
                                                                     ----------
                                                                      2,496,164
                                                                     ----------
United Kingdom - 1.16%
  U.K. Treasury
    4.75% 6/7/10                                 GBP      182,000       321,086
    4.75% 9/7/15                                 GBP      122,500       220,615
    8.00% 6/7/21                                 GBP      120,500       297,458
                                                                     ----------
                                                                        839,159
                                                                     ----------
TOTAL SOVEREIGN DEBT (cost $9,182,209)                                8,839,237
                                                                     ----------
SUPRANATIONAL BANKS - 2.36%
  Asia Development Bank
    0.50% 10/9/12                                AUD      255,000       133,439
  European Investment Bank
    1.40% 6/20/17                                JPY   10,600,000        86,676
    4.00% 10/15/37                               EUR      214,000       256,193
    4.375% 7/8/15                                GBP      153,000       262,588
    5.375% 6/7/21                                GBP      138,000       262,567
 *Inter-American Development Bank
    1.90% 7/8/09                                 JPY   80,000,000       702,744
                                                                    ----------
TOTAL SUPRANATIONAL BANKS
  (cost $1,788,281)                                                   1,704,207
                                                                     ----------

                                                       Principal       Market
                                                    Amount(degree) Value (U.S.$)

U.S. TREASURY OBLIGATIONS - 1.03%v
  *U.S. Treasury Notes 4.125% 8/15/10            USD      750,000   $   740,391
                                                                     ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $740,889)                                                       740,391
                                                                     ----------
REPURCHASE AGREEMENTS - 7.63%
  With BNP Paribas 3.92% 12/1/05
    (dated 11/30/05, to be repurchased
    at $3,696,402, collateralized by
    $3,789,000 U.S. Treasury Bills due
    1/19/06, market value $3,770,208)                   3,696,000     3,696,000
  With UBS Warburg 3.93% 12/1/05
    (dated 11/30/05, to be repurchased
    at $1,805,197, collateralized by
    $1,843,000 U.S. Treasury Bills due
    12/8/05, market value $1,842,094)                   1,805,000     1,805,000
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,501,000)                                                   5,501,000
                                                                     ----------
TOTAL MARKET VALUE OF SECURITIES BEFORE
  SECURITIES LENDING COLLATERAL - 131.53%
  (cost $90,458,474)                                                 94,810,953
                                                                     ----------
SECURITIES LENDING COLLATERAL** - 14.84%
Short-Term Investments
 oAbbey National 4.14% 1/13/06                            262,445       262,481
 oAustralia New Zealand 4.15% 1/2/07                      354,656       354,656
 oBank of New York 4.07% 4/4/06                           283,725       283,725
 oBank of the West 4.07% 3/2/06                           354,656       354,656
 oBayerische Landesbank 4.21% 8/25/06                     354,656       354,656
 oBear Stearns
    4.14% 1/17/06                                          70,931        70,943
    4.15% 5/31/06                                         425,587       425,587
 oBeta Finance 4.08% 4/18/06                              354,656       354,638
  Calyon London 3.77% 12/30/05                            248,259       249,144
 oCDC Financial Products 4.16% 1/3/06                     461,053       461,053
 oCitigroup Global Markets
    4.10% 12/1/05                                         904,916       904,916
    4.13% 12/7/05                                         461,053       461,053
 oCommonwealth Bank Australia 4.16% 1/2/07                354,656       354,656
 oCredit Suisse First Boston New York
    4.02% 12/29/05                                         74,478        74,479
    4.12% 4/18/06                                         383,029       383,029
  Deutsche Bank London 3.76% 12/27/05                     106,397       106,410
 oGoldman Sachs 4.20% 11/30/06                            461,053       461,053
 oLehman Holdings 4.14% 12/23/05                          354,656       354,762
 oManufacturers & Traders 4.18% 9/26/06                   354,656       354,584
 oMarshall & Ilsley Bank 3.97% 12/29/05                   354,656       354,661
 oMerrill Lynch Mortgage Capital
    4.16% 1/12/06                                         461,053       461,053
 oMorgan Stanley 4.24% 11/30/06                           439,773       439,773
 oNational City Bank 4.06% 1/23/06                        404,308       404,315
 oNordea Bank Norge ASA 4.10% 1/2/07                      354,656       354,656
 oProcter & Gamble 3.77% 1/2/07                           354,656       354,656
 oRoyal Bank of Scotland 4.13% 1/2/07                     354,656       354,656
 oSigma Finance 4.08% 3/16/06                             106,397       106,404
 oSociete Generale New York 4.06% 1/2/07                  177,328       177,328
 oToyota Motor Credit 4.05% 6/23/06                       354,656       354,674
 oWells Fargo 4.11% 1/2/07                                354,656       354,656
  Wilmington Trust Company 4.05% 1/5/06                   354,656       354,656
                                                                     ----------
TOTAL SECURITIES LENDING COLLATERAL
  (cost $10,697,969)                                                 10,697,969
                                                                     ----------

STATEMENT            DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES - 146.37%
  (cost $101,156,443)                                            $105,508,922***
OBLIGATION TO RETURN SECURITIES
  LENDING COLLATERAL - (14.84%)**                                 (10,697,969)
BORROWING UNDER LINE OF CREDIT - (31.91%)                         (23,000,000)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.38%               270,623
                                                                -------------
NET ASSETS APPLICABLE TO 5,463,746
  SHARES OUTSTANDING; EQUIVALENT TO
  $13.19 PER SHARE - 100.00%                                    $  72,081,576
                                                                -------------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
Common stock, $0.01 par value, 500,000,000
  shares authorized to the Fund                                  $ 58,693,534
Undistributed net investment income                                     5,103
Accumulated net realized gain on investments                        9,072,086
Net unrealized appreciation of investments
  and foreign currencies                                            4,310,853
                                                               --------------
Total net assets                                                 $ 72,081,576
                                                               --------------

(degree)Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
ISK - Iceland Krona
JPY - Japanese Yen
NOK - Norwegian Kroner
NZD - New Zealand Dollar
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

  #Security exempt from registration under Rule 144A of the Securities Act of 1933. At November 30, 2005, the aggregate amount of the 144A securities equals $4,451,714 or 6.18% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."
  sRestricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At November 30, 2005, the aggregate amount of the restricted securities equals $939,000 or 1.30% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."
  *Fully or partially on loan.
 **See Note 8 in "Notes to Financial Statements."
***Includes $10,381,464 of securities loaned.
  oVariable rate securities. The interest rate shown is the rate as of November
   30, 2005. +Non-income producing security for the year ended November 30, 2005.
 ++Non-income producing security. Security is currently in default.
  @Step Coupon Bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
  JSecurity is currently in default. The issue has missed the maturity date.
   Bankruptcy proceedings are in the process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

   vSecurities have been classified by type of business. Classification by country of origin has been presented in Note 9 in "Notes to Financial Statements."
   ^Zero coupon security. The interest rate shown is the yield at the time of purchase.
   =Security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements." At November 30, 2005, two securities were fair valued which represented 0.01% of the Fund's net assets.

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

The following foreign currency exchange contracts and forward foreign cross-currency exchange contracts were outstanding at November 30, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS AND FORWARD FOREIGN
CROSS-CURRENCY EXCHANGE CONTRACTS(1)

                                                                  In                             Unrealized
Contracts to                                                   Exchange         Settlement      Appreciation
Receive (Deliver)                                                For              Date        (Depreciation)
-----------------                                            ------------      ----------     --------------
(486,792)
  British Pounds                                EUR            709,000           12/19/05       $ (4,967)
(185,000) European
  Monetary Units                                 US           $216,269           12/15/05         (2,053)
276,306 European
  Monetary Units                                 US          $(325,781)          12/19/05            370
332,347 European
  Monetary Units                                 US          $(393,689)          12/16/05         (1,456)
1,169,000 European
  Monetary Units                                SEK        (11,246,598)          12/15/05        (14,730)
(10,795,000)
  Japanese Yen                                   US            $90,746           12/15/05            491
40,000
  Japanese Yen                                   US              $(334)          12/01/05             --
(1,360,000)
  Polish Zloty                                   US           $401,710           12/16/05         (8,098)
(2,676,700)
  Swedish Krona                                  US           $328,734           12/19/05         (3,220)
                                                                                                --------
                                                                                                $(33,663)
                                                                                                ========

EUR - European Monetary Unit
SEK - Swedish Krona

(1) See Note 7 in "Notes to Financial Statements."

STATEMENT             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
     OF OPERATIONS    Year Ended November 30, 2005


INVESTMENT INCOME:
  Dividends                                            $2,451,536
  Interest                                              1,816,410
  Securities lending income                                39,292
  Foreign tax withheld                                    (64,781)  $ 4,242,457
                                                       ----------   -----------

EXPENSES:
  Management fees                                         717,406
  Reports to shareholders                                 104,297
  Legal and professional fees                              91,325
  Accounting and administration expenses                   67,699
  Transfer agent fees                                      51,188
  Custodian fees                                           34,566
  NYSE fees                                                24,999
  Taxes (other than taxes on income)                       14,889
  Pricing fees                                             14,729
  Insurance fees                                            6,402
  Directors' fees                                           3,920
  Registration fees                                           533
  Other                                                     9,285
                                                       ----------
  Total operating expenses (before interest expense)                  1,141,238
  Interest Expense                                                      883,022
                                                                     ----------
  Total expenses                                                      2,024,260
                                                                     ----------
NET INVESTMENT INCOME                                                 2,218,197
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
   Investments                                                       15,100,674
   Foreign currencies                                                  (268,420)
   Options on foreign currencies                                         32,958
                                                                     ----------
  Net realized gain                                                  14,865,212
  Net change in unrealized appreciation/depreciation
    of investments and foreign currencies                           (13,767,017)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES                                                1,098,195
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,316,392
                                                                     ==========

See accompanying notes

STATEMENTS            DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
    OF CHANGES IN NET ASSETS

                                                                       Year Ended
                                                                11/30/05          11/30/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                        $  2,218,197     $ 2,492,195
  Net realized gain on investments and foreign currencies        14,865,212       5,658,703
  Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                           (13,767,017)      7,225,053
                                                               ------------     -----------
  Net increase in net assets resulting from operations            3,316,392      15,375,951
                                                               ------------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (SEE NOTE 4):
  Net investment income                                          (2,295,845)     (4,880,207)
  Net realized gains                                             (3,241,579)       (867,345)
                                                               ------------     -----------
                                                                 (5,537,424)     (5,747,552)
                                                               ------------     -----------
CAPITAL SHARE TRANSACTIONS:
  Cost of shares repurchased (see Note 5)                        (7,018,700)             --
                                                               ------------     -----------
                                                                 (7,018,700)             --
                                                               ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS                            (9,239,732)      9,628,399

NET ASSETS:
  Beginning of year                                              81,321,308      71,692,909
                                                               ------------     -----------
  End of year (including undistributed net investment
   income of $5,103 and $0, respectively)                       $72,081,576     $81,321,308
                                                               ============     ===========

See accompanying notes

STATEMENT            DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
    OF CASH FLOWS    Year Ended November 30, 2005


NET CASH (INCLUDING FOREIGN CURRENCY) PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                            $ 3,316,392
                                                                                -----------

Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
  Amortization of premium and discount on investments                                47,026
  Net proceeds from investment transactions                                      12,445,972
  Net realized gain on investment transactions                                  (15,100,674)
  Net realized loss on foreign currencies and options                               235,462
  Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                                            13,767,017
  Increase in receivable for investments sold                                      (273,336)
  Increase in interest and dividends receivable and other assets                    (70,734)
  Increase in payable for investments purchased                                     474,160
  Increase in interest expense payable                                               56,643
  Decrease in accrued expenses and other liabilities                                 (5,191)
                                                                                -----------
  Total adjustments                                                              11,576,345
                                                                                -----------
Net cash provided by operating activities                                        14,892,737
                                                                                -----------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Decrease in principal on line of credit                                        (2,000,000)
  Cash dividends and distributions paid                                          (5,537,424)
  Tender offer                                                                   (7,018,700)
                                                                                -----------
Net cash used for financing activities                                          (14,556,124)
                                                                                -----------
Effect of exchange rates on cash                                                   (454,072)
                                                                                -----------
Net decrease in cash                                                               (117,459)
Cash at beginning of year                                                           178,201
                                                                                -----------
Cash at end of year                                                             $    60,742
                                                                                ===========

Cash paid for interest                                                          $   826,379
                                                                                ===========

See accompanying notes

FINANCIAL
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Investments Global Dividend and Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                 11/30/05    11/30/04     11/30/03   11/30/02(1)     11/30/01

NET ASSET VALUE, BEGINNING OF PERIOD                             $13.590     $ 11.980     $  9.940     $ 11.170     $ 11.770

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                           0.384        0.416        0.554        0.499        0.620
Net realized and unrealized gain (loss)
 on investments and foreign currencies                             0.176        2.154        2.570       (0.260)       0.280
                                                                --------     --------     --------     --------     --------
Total from investment operations                                   0.560        2.570        3.124        0.239        0.900
                                                                --------     --------     --------     --------     --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                             (0.398)      (0.815)      (0.918)      (0.365)      (0.195)
Net realized gain on investments                                  (0.562)      (0.145)           -            -       (0.084)
Return of capital                                                      -            -       (0.166)      (1.104)      (1.221)
                                                                --------     --------     --------     --------     --------
Total dividends and distributions                                 (0.960)      (0.960)      (1.084)      (1.469)      (1.500)
                                                                --------     --------     --------     --------     --------

NET ASSET VALUE, END OF PERIOD                                   $13.190     $ 13.590     $ 11.980     $  9.940     $ 11.170
                                                                ========     ========     ========     ========     ========

MARKET VALUE, END OF PERIOD                                      $13.400     $ 12.300    $ 11.900      $ 10.400     $ 12.400
                                                                ========     ========     ========     ========     ========

TOTAL RETURN BASED ON:(3)
Market value                                                      17.22%       12.01%       25.92%       (5.49%)      34.52%
Net asset value                                                    4.43%       22.92%       32.63%        0.28%        6.91%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $ 72,082     $ 81,321     $ 71,693     $ 59,523    $ $66,870
Ratio of expenses to average net assets                            2.59%        1.92%        2.04%        2.26%        3.31%
Ratio of expenses to adjusted average net assets
 (before interest expense)(4)                                      1.13%        0.98%        1.08%        1.06%        1.10%
Ratio of interest expense to adjusted average net assets(4)        0.87%        0.46%        0.46%        0.64%        1.35%
Ratio of net investment income to average net assets               2.84%        3.31%        5.14%        4.69%        5.18%
Ratio of net investment income to adjusted average
 net assets(4)                                                     2.19%        2.48%        3.88%        3.53%        3.84%
Portfolio turnover                                                  121%          78%          99%          69%          47%

LEVERAGE ANALYSIS:
Debt outstanding at end of period at par (000 omitted)          $ 23,000     $ 25,000     $ 21,000     $ 21,000     $ 25,000
Average daily balance of debt outstanding (000 omitted)         $ 24,195     $ 24,410     $ 21,000     $ 21,603     $ 25,000
Average daily balance of shares outstanding (000 omitted)          5,777        5,986        5,986        5,986        5,986
Average debt per share                                          $   4.19     $   4.08     $   3.51     $   3.61     $   4.18
Asset coverage per $1,000 of debt outstanding at
 end of period                                                  $  4,134     $  4,253     $  4,414     $  3,834     $  3,675

(1) As required, effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain (loss) per share of $0.024, a decrease in the ratio of net investment income to average net assets of 0.23%, and a decrease in the ratio of net investment income to adjusted net assets of 0.17%. Per share data for the periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(4)  Adjusted average net assets excludes debt outstanding.

See accompanying notes

NOTES                           DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   TO FINANCIAL STATEMENTS      November 30, 2005

Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DGF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts and forward foreign cross-currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or, with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions - The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. There were no commission rebates during the year ended November 30, 2005.

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70%, which is calculated daily based on the adjusted average weekly net assets. Adjusted average weekly net assets does not include the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting and administration services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at an annual rate of 0.04% of the Fund's adjusted average weekly net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to annual minimum of $100,000.

NOTES                                       DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
   OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At November 30, 2005, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                  $55,298
Accounting and administration fees and
   other expenses payable to DSC                            3,117
Other expenses payable to DMC and affiliates*              14,305

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended November 30, 2005, the Fund was charged $4,892 for internal legal services provided by DMC.

Certain officers of DMC and DSC are officers and/or directors the Fund. These officers and directors are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2005, the Fund made purchases of $113,517,853 and sales of $127,177,770 of long-term investment securities other than long-term U.S. government securities and short-term investments. For the year ended November 30, 2005, the Fund made purchases of $5,298,516 and sales of $4,786,083 of long-term U.S. government securities.

At November 30, 2005, the cost of investments for federal income tax purposes was $101,439,745. At November 30, 2005, net unrealized appreciation was $4,069,178, of which $7,501,059 related to unrealized appreciation of investments and $3,431,881 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income (loss) for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2005 and 2004 was as follows:

                                                 Year Ended
                                      11/30/05               11/30/04

Ordinary Income                      $2,295,845             $5,747,552
Long-Term Capital Gain                3,241,579                     --
                                     ----------             ----------
Total                                $5,537,424             $5,747,552
                                     ==========             ==========

As of November 30, 2005, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                              $58,693,534
Undistributed long-term capital gains                        9,326,828
Unrealized appreciation of investments
   and foreign currencies                                    4,061,214
                                                           -----------
Net assets                                                 $72,081,576
                                                           ===========

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on hedging transactions, mark-to-market of forward foreign currency contracts and tax treatment of market discount and premium on debt instruments and treatment of contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of contingent payment debt instruments, gain (loss) on foreign currency transactions and market discounts and premiums on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2005, the Fund recorded the following permanent reclassifications:

Undistributed net investment income                       $82,751
Accumulated net realized gain (loss)                      (82,751)

For federal income tax purposes, $2,397,689 of capital loss carryforwards from prior years was utilized in the year ended November 30, 2005. There are no remaining capital loss carryforwards.

5. CAPITAL STOCK
Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market. There were no shares issued under the Fund's dividend reinvestment plan.

On May 19, 2005, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase up to 10% of its issued and outstanding shares at a price equal to the Fund's net asset value at 4:00 pm. New York City time on July 1, 2005, the first business day following expiration of the offer. The tender offer commenced on June 3, 2005 and expired on June 30, 2005. In connection with the tender offer, the Fund purchased 521,836 shares of capital stock at a total cost of $7,018,700.

The Fund did not repurchase any shares under the Share Repurchase Program during the year ended November 30, 2005.

6. LINE OF CREDIT
The Fund has entered into a Line of Credit Agreement with J.P. Morgan Chase for $25,000,000 that expires on January 19, 2006. The Fund intends on extending the Line of Credit Agreement expiration date to January 18, 2007. At November 30, 2005, the par value of loans outstanding was $23,000,000 at a variable interest rate of 4.67%. During the year ended November 30, 2005, the average daily balance of loans outstanding was $24,194,521 at a weighted average interest rate of approximately 3.62%. The maximum amount of loans outstanding at any time during the period was $25,000,000. Effective June 24, 2005, the Fund reduced the amount of loans outstanding to $23,000,000 in conjunction with the tender offer. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund's portfolio.

NOTES                                        DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   TO FINANCIAL STATEMENTS (CONTINUED)

7. FOREIGN EXCHANGE CONTRACTS
The Fund may enter into forward foreign currency exchange contracts (and forward foreign cross-currency exchange contracts) as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts and forward foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts and forward foreign cross-currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of securities issued in the United States and 105% of the market value of the securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2005, the market value of the securities on loan was $10,381,464, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. GEOGRAPHIC DISCLOSURE
As of November 30, 2005, the Fund's geographic diversification (based on the issuer of each security's domicile) of its investment portfolio before security lending collateral was as follows:

                                                          PERCENTAGE
COUNTRY                               MARKET VALUE       OF NET ASSETS
-------                               ------------       -------------
Australia                            $   812,403               1.13%
Austria                                1,619,679               2.25%
Belgium                                  430,917               0.60%
Britain                                4,166,056               5.78%
Canada                                 4,860,746               6.74%
Cayman Islands                            58,988               0.08%
Denmark                                  424,317               0.59%
Finland                                  473,916               0.66%
France                                 4,313,976               5.98%
Germany                                3,461,334               4.80%
Hong Kong                                609,994               0.85%
Ireland                                  132,000               0.18%
Japan                                  4,204,000               5.83%
Liberia                                   90,738               0.13%
Luxembourg                               829,651               1.15%
Marshall Islands                         131,950               0.18%
Mexico                                   933,405               1.30%
Multinational                             88,350               0.12%
Netherlands Antilles                     180,424               0.25%
Netherlands                            1,206,339               1.67%
Norway                                   480,679               0.67%
Poland                                   879,648               1.22%
Portugal                                 288,970               0.40%
Singapore                                 10,250               0.01%
Supranational                          1,704,207               2.36%
South Africa                             469,805               0.65%
South Korea                              494,925               0.69%
Spain                                    472,198               0.66%
Sweden                                 3,171,520               4.40%
Switzerland                              444,344               0.62%
United States                         57,365,224              79.58%
                                     -----------             -------
                                     $94,810,953             131.53%
                                     -----------             -------
Like any investment in securities, the value of the Fund may be subject to risk or loss from market, currency, economic and political factors, which occur in the countries where the Fund is invested.

NOTES                                        DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   TO FINANCIAL STATEMENTS (CONTINUED)

10. CREDIT AND MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Directors has delegated to the investment advisor the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At November 30, 2005, no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2005. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

11. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

REPORT
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Delaware Investments Global Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Investments Global Dividend and Income Fund, Inc. at November 30, 2005, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
January 11, 2006

OTHER                 DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   FUND INFORMATION

TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2005, the Fund designates distributions paid during the year as follows:

     (A)                     (B)
  Long-Term               Ordinary
Capital Gains              Income             Total                (C)
Distributions          Distributions*      Distribution        Qualifying
 (Tax Basis)            (Tax Basis)        (Tax Basis)        Dividends(1)
--------------         --------------      -------------      ------------
     59%                     41%               100%                19%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $2,295,845 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

CORPORATE GOVERNANCE (UNAUDITED)
The Fund's audit committee charter is available on its web site at http://www.delawareinvestments.com and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2005 to the NYSE on August 31, 2005 stating that the CEO was not aware of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund has filed the required CEO/CFO certifications regarding the quality of the Fund's public disclosure as exhibits to the Form N-CSRs and Form N-Qs filed by the Fund over the past fiscal year. The Fund's Form N-CSR and From N-Q filings are available on the Commission's web site at http://www.sec.gov.

BY-LAWS (UNAUDITED)
The Fund recently amended and restated its By-Laws. The following provisions were included in the Fund's Amended and Restated By-Laws.

ARTICLE II, SECTION 3. SPECIAL MEETINGS.
                       ----------------
Special meetings of the stockholders may be called at any time by the Chairperson, President or a majority of the members of the Board of Directors and shall be called by the secretary of the Corporation upon the written request of the holders of at least a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. Upon receipt of a written request from such holders entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the secretary shall issue notice of such meeting. The cost of preparing and mailing the notice of a special meeting of stockholders shall be borne by the Corporation. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

ARTICLE III, SECTION 2. NUMBER OF DIRECTORS.
                        -------------------
The Board of Directors shall consist of not less than three members; provided, however, that if there are fewer than three stockholders, then the number of directors may be the same as the number of stockholders, but not less than one. The Board of Directs may alter the number of directors set by these By-Laws in accordance with applicable provisions of law; provided however, that such action shall not affect the tenure of office of any director.

OTHER                           DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   FUND INFORMATION (CONTINUED)

PROXY RESULTS (UNAUDITED)
The Fund held its Annual Meeting of Shareholders on August 17, 2005. At the Annual Meeting the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:

Nominee                          Shares Voted For        Shares Voted Against
-------                          ----------------        --------------------
Jude T. Driscoll                    5,583,304                  132,059
Thomas L. Bennett                   5,574,886                  140,477
John A. Fry                         5,584,338                  131,025
Anthony D. Knerr                    5,580,923                  134,440
Lucinda S. Landreth                 5,578,156                  137,207
Ann R. Leven                        5,581,493                  133,870
Thomas F. Madison                   5,577,120                  138,243
Janet L. Yeomans                    5,577,433                  137,930
J. Richard Zecher                   5,579,441                  135,922

CHANGES TO FUND'S INVESTMENT OBJECTIVES AND POLICIES (UNAUDITED)
In August 2005, the Fund's Board of Directors approved the following changes in investment strategies. The changes became effective on November 14, 2005, after a 60 day notice period.

NON-INCOME PRODUCING COMMON STOCKS
The Fund may invest up to 15 percent of its total assets in non-income producing common stocks, as set forth in the following paragraph:

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. Under normal market conditions, the Fund will invest at least 50% of its total assets in a wide variety of income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity related securities (collectively, "Income Generating Equity Securities") of U.S. and foreign issuers. The balance of the Fund's total assets will generally be invested in non-convertible debt securities consisting primarily of corporate and government bonds of U.S. and foreign issuers. The Fund may also invest up to 15% of its total assets in non-income producing common stock. There is no assurance that the Fund will achieve its investment objectives.

SECURITY SELECTION PROCESS
The Fund will adhere to the following policy regarding the selection of securities:

In selecting investments for the Fund's portfolio, Delaware Management Company (the "Manager") employs a yield-oriented and value driven approach. The Manager analyzes economic and market conditions, and assesses the income and potential for appreciation that can be achieved from the equity investments being considered. The Manager will then apply fundamental analysis to identify the equity securities that it believes can best help the Fund meet its investment objectives. The industry sector weightings in the Income Generating Equity Securities (as defined above) portion of the Fund's portfolio will be determined based on the Manager's investment research efforts.

This new policy replaces the following policy regarding the selection of securities:

In selecting investments for the Fund's portfolio, the Manager employs a yield-oriented and value-driven approach. A preponderance of the Income Generating Equity Securities in the Fund's portfolio will be selected by the Manager from among the top two quintiles in terms of yield of all Income Generating Equity Securities in each country in which the Fund invests, as determined by the Manager. Foreign countries are selected by the Manager based upon an evaluation of yield and total return over market cycles in the specific country. After identifying such Income Generating Equity Securities, the manager will then apply fundamental investment analysis and, with respect to foreign securities, consider the effect of currency risk, to select the Fund's specific portfolio securities. The industry sector weightings in the Income Generating Equity Securities portion of the Fund's portfolio will be determined based on the Manager's investment research efforts.

OTHER                           DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
   FUND INFORMATION (CONTINUED)

CHANGES TO FUND'S INVESTMENT OBJECTIVES AND POLICIES (UNAUDITED) (CONTINUED) DEFINITION OF COMMON STOCK
The Fund will adhere to the following definition of common stock:

Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all claims are paid, including those of debt securities and preferred stock. In selecting common stocks for investment, the Manager will generally focus on a variety of factors, including, among other things, the earnings and cash flow potential and the asset value of the issuer.

TENDER OFFERS (UNAUDITED)
As described in Note 5 to the Financial Statements, the Fund conducted a tender offer in 2005. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund's shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund's investment performance, the Fund's dividends and yields and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund's Board of Directors, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund's potential market value discount from net asset value. Therefore, the Fund cannot provide assurance that it will make tender offers in the future.

The tender offer plan described in the Fund's prospectus contemplates that a shareholder wishing to accept a tender offer must tender all (but not less than all) of the Fund shares owned by the shareholder or attributed to it under
Section 318 of the Internal Revenue Code, unless the Fund has received a private letter ruling the Internal Revenue Service that a tender of less than all of a shareholder's shares will not cause non-tendering shareholders to realize constructive distributions on their shares under Section 305 of the Internal Revenue Code. The Fund has obtained such a ruling in the past. There is no guarantee that the Fund will be able to obtain a similar ruling in the future. Nevertheless, if the Fund determines to conduct another tender offer in the future, the Fund may, in its discretion, choose whether or not to accept tenders of less than all of a shareholder's shares.

DISTRIBUTION INFORMATION (UNAUDITED)
Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, these estimates may have been corrected in part. Listed below is a written statement of the sources of these monthly distributions, as corrected, on a book basis.

           Net Investment     Return of      Long Term           Total
              Income           Capital      Capital Gain     Distribution
             per share        per share      per share          Amount
           -------------      ---------     -------------    ------------
12/04         $0.057           $0.023         $   --            $0.080
1/05           0.021            0.059             --             0.080
2/05           0.026            0.054             --             0.080
3/05           0.058               --          0.022             0.080
4/05           0.043               --          0.037             0.080
5/05           0.038               --          0.042             0.080
6/05           0.042               --          0.038             0.080
7/05           0.025               --          0.055             0.080
8/05           0.024               --          0.056             0.080
9/05           0.032               --          0.048             0.080
10/05          0.016               --          0.064             0.080
11/05          0.042               --          0.038             0.080
              ------           ------         ------            ------
              $0.424           $0.136         $0.400            $0.960
              ======           ======         ======            ======

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -            Since August 2000,              87                 None
2005 Market Street          President,    Executive Officer    Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                      various executive capacities
       19103               Officer and       2 Years -           at different times at
                             Trustee          Trustee           Delaware Investments(1)
  March 10, 1963

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 87              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                            Director -
                                                                   and Consulting)                             CenterPoint Energy
 February 25, 1936                                            (January 1993 - Present)
                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years          Vice President                  87                 None
2005 Market Street                                            (January 2003 - Present)
 Philadelphia, PA                                                 and Treasurer
       19103                                                  (January 2006 - Present)
                                                                   3M Corporation
   July 31, 1948
                                                                Ms. Yeomans has held
                                                            various management positions
                                                            at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     87          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 MICHAEL P. BISHOF            Senior         Chief Financial   Mr. Bishof has served              87                 None(3)
2005 Market Street        Vice President      Officer since     in various executive
 Philadelphia, PA              and          February 17, 2005  capacities at different
       19103              Chief Financial                        times at Delaware
                              Officer                              Investments.
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
  DAVID F. CONNOR         Vice President, Vice President since  Mr. Connor has served as          87                 None(3)
2005 Market Street        Deputy General   September 21, 2000  Vice President and Deputy
 Philadelphia, PA     Counsel and Secretary  and Secretary       General Counsel of
       19103                                      since         Delaware Investments
                                            October 25, 2005         since 2000.
 December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR          Senior Vice   Senior Vice President, Mr. O'Connor has served           87                 None(3)
2005 Market Street          President,     General Counsel and   in various executive
 Philadelphia, PA         General Counsel  Chief Legal Officer  and legal capacities at
       19103                and Chief             since           different times at
                           Legal Officer    October 25, 2005     Delaware Investments.
 February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer       Mr. O'Connor has served in        87                 None(3)
2005 Market Street         and Treasurer          since        various executive capacities
 Philadelphia, PA                           February 17, 2005     at different times at
       19103                                                       Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor and its administrator.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. John
     J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

ABOUT
   THE ORGANIZATION

This annual report is for the information of Delaware Investments Global Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

BOARD OF DIRECTORS                          AFFILIATED OFFICERS                       CONTACT INFORMATION

JUDE T. DRISCOLL                            MICHAEL P. BISHOF                         INVESTMENT MANAGER
Chairman                                    Senior Vice President and                 Delaware Management Company,
Delaware Investments(R) Family of Funds     Chief Financial Officer                   a Series of Delaware Management Business Trust
Philadelphia, PA                            Delaware Investments(R) Family of Funds   Philadelphia, PA
                                            Philadelphia, PA
THOMAS L. BENNETT                                                                     PRINCIPAL OFFICE OF THE FUND
Private Investor                            DAVID F. CONNOR                           2005 Market Street
Rosemont, PA                                Vice President, Deputy General Counsel    Philadelphia, PA 19103
                                            and Secretary
JOHN A. FRY                                 Delaware Investments(R) Family of Funds   INDEPENDENT REGISTERED PUBLIC
President                                   Philadelphia, PA                          ACCOUNTING FIRM
Franklin & Marshall College                                                           Ernst & Young LLP
Lancaster, PA                               DAVID P. O'CONNOR                         2001 Market Street
                                            Senior Vice President, General Counsel    Philadelphia, PA 19103
ANTHONY D. KNERR                            and Chief Legal Officer
Managing Director                           Delaware Investments(R) Family of Funds   REGISTRANT AND STOCK TRANSFER AGENT
Anthony Knerr & Associates                  Philadelphia, PA                          Mellon Investor Services, LLC
New York, NY                                                                          480 Washington Boulevard
                                            JOHN J. O'CONNOR                          Jersey City, NJ 07310
LUCINDA S. LANDRETH                         Senior Vice President and Treasurer       800 851-9677
Former Chief Investment Officer             Delaware Investments(R) Family of Funds
Assurant, Inc.                              Philadelphia, PA                          FOR SECURITIES DEALERS AND FINANCIAL
Philadelphia, PA                                                                      INSTITUTIONS REPRESENTATIVES ONLY
                                            +-------------------------------------+   800 362-7500
ANN R. LEVEN                                | The Fund files its complete         |
Former Treasurer/Chief Fiscal Officer       | schedule of portfolio holdings      |   WEB SITE
National Gallery of Art                     | with the Securities and Exchange    |   www.delawareinvestments.com
Washington, DC                              | Commission for the first and        |
                                            | third quarters of each fiscal       |   Delaware Investments is the marketing name for
THOMAS F. MADISON                           | year on Form N-Q. The Fund's        |   Delaware Management Holdings, Inc. and
President and Chief Executive Officer       | Forms N-Q, as well as a             |   its subsidiaries.
MLM Partners, Inc.                          | description of the policies and     |
Minneapolis, MN                             | procedures that the Fund uses to    |
                                            | determine how to vote proxies (if   |
JANET L. YEOMANS                            | any) relating to portfolio          |
Vice President and Treasurer                | securities is available without     |
3M Corporation                              | charge (i) upon request, by         |
St. Paul, MN                                | calling 800 523-1918; (ii) on the   |
                                            | Fund's Web site at                  |
J. RICHARD ZECHER                           | http://www.delawareinvestments.com; |
Founder                                     | and (iii) on the Commission's Web   |
Investor Analytics                          | site at http://www.sec.gov. The     |
Scottsdale, AZ                              | Fund's Forms N-Q may be reviewed    |
                                            | and copied at the Commission's      |
                                            | Public Reference Room in            |
                                            | Washington, DC; information on      |   +-------------------------------------+
                                            | the operation of the Public         |   | YOUR REINVESTMENT OPTIONS           |
                                            | Reference Room may be obtained by   |   | Delaware Investments Global         |
                                            | calling 800-SEC-0330.               |   | Dividend and Income Fund, Inc.      |
                                            |                                     |   | offers an automatic dividend        |
                                            | Information (if any) regarding      |   | reinvestment program. If you        |
                                            | how the Fund voted proxies          |   | would like to reinvest dividends,   |
                                            | relating to portfolio securities    |   | and shares are registered in your   |
                                            | during the most recently            |   | name, contact Mellon Investor       |
                                            | disclosed 12-month period ended     |   | Services, LLC at 800 851-9677.      |
                                            | June 30 is available without        |   | You will be asked to put your       |
                                            | charge (i) through the Fund's Web   |   | request in writing. If you have     |
                                            | site at                             |   | shares registered in "street"       |
                                            | http://www.delawareinvestments.com; |   | name, contact the broker/dealer     |
                                            | and (ii) on the Commission's Web    |   | holding the shares or your          |
                                            | site at http://www.sec.gov.         |   | financial advisor.                  |
                                            +-------------------------------------+   +-------------------------------------+

Delaware                                                DFG
Investments(R)                                        LISTED
-----------------------------------                    NYSE
A member of Lincoln Financial Group         THE NEW YORK STOCK EXCHANGE


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

o For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

--------------------------------------------------------------------------------









                                                              Printed in the USA
(9982)                                                              ANN-0512 GDI
AR-DGF [11/05] IVES 1/06                                      MF0512077  PO10661

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,600 for the fiscal year ended November 30, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,250 for the fiscal year ended November 30, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $16,350 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the registrant.


-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $21,350 for the registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the registrant.

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $2,100 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $1,750 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

--------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                     RANGE OF FEES
--------------------------------------------------------------------------------------------------------------------
AUDIT SERVICES
--------------------------------------------------------------------------------------------------------------------
Statutory audits or financial audits for new Funds                                up to $25,000 per Fund
--------------------------------------------------------------------------------------------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters   up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
--------------------------------------------------------------------------------------------------------------------
AUDIT-RELATED SERVICES
--------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
--------------------------------------------------------------------------------------------------------------------
TAX SERVICES
--------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation    up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
--------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution           up to $5,000 per Fund
reviews, etc.)
--------------------------------------------------------------------------------------------------------------------
Review of federal, state, local and international income, franchise and other     up to $5,000 per Fund
tax returns
--------------------------------------------------------------------------------------------------------------------

         Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

--------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                     RANGE OF FEES
--------------------------------------------------------------------------------------------------------------------
NON-AUDIT SERVICES
--------------------------------------------------------------------------------------------------------------------
Services associated with periodic reports and other documents filed with the        up to $10,000 in the aggregate
SEC and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------- -----------------------------------

         The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $207,335 and $340,584 for the registrant's fiscal years ended November 30, 2005 and November 30, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser(s) (including any sub-adviser) (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the registrant's website at http://www.delawareinvestments.com; and
(ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are generally determined on a case-by-case basis; (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (viii) generally vote for proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Applicable to Form N-CSRs filed for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.


         JUDE T. DRISCOLL
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    February 1, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         JUDE T. DRISCOLL
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    February 1, 2006


         MICHAEL P. BISHOF
------------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    February 1, 2006